SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2012

MADISON COUNTY FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35679	46-0658311
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

111 West Third Street, Madison, Nebraska	68748
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (402) 454-6511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Madison County Financial, Inc., the holding company for Madison County Bank, announced that it closed its stock offering today. The stock offering is a part of the mutual to stock conversion of Madison County Holding Company, MHC, the former mutual holding company of Madison County Bank.

Shares of Madison County Financial, Inc. are expected to begin trading Thursday, October 4, 2012, on The Nasdaq Capital Market under the symbol “MCBK.”  As previously disclosed, Madison County Financial, Inc. sold 3,193,054 shares of its common stock at $10.00 per share in a subscription offering and community offering, including 255,444 shares, equal to 8.0% of the shares sold in the offering, to the Madison County Bank employee stock ownership plan.

The subscription offering and community offering was managed by Keefe, Bruyette & Woods, Inc.  Luse Gorman Pomerenk & Schick, P.C. acted as counsel to Madison County Financial, Inc., Madison County Holding Company, MHC and Madison County Bank. Silver Freedman & Taff, L.L.P. acted as counsel to Keefe , Bruyette & Woods, Inc.

For questions relating to the offering, please contact the Stock Information Center at (877) 860-2086.  Stock certificates will be processed promptly after the close of the transaction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about the offering.  Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts.  They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”  Forward-looking statements, by their nature, are subject to risks and uncertainties.  Certain factors that could cause actual results to differ materially from expected results include delays in the trading of the Company’s common stock on the NASDAQ Stock Market and legislative and regulatory changes that could adversely affect the business in which Madison County Financial, Inc. and Madison County Bank are engaged.

Item 9.01                      Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information	Not Applicable.
(c)	Shell Company Transactions	Not Applicable.
(d)	Exhibits.	Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MADISON COUNTY FINANCIAL, INC.

DATE: October 3, 2012	By:	/s/ David J. Warnemunde
David J. Warnemunde
President and Chief Executive Officer